                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1620
                                     DATED: DECEMBER 4, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           Three Month


TRADE DATE:               December 4, 1997


SETTLEMENT DATE:          December 9, 1997


MATURITY DATE:            December 9, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.020%
                          (plus two bps)


COMMISSION:               0.175%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly


INTEREST PAYMENT DATES:   The 9th of March, June, September and December commencing March
                          1998 through Maturity, subject to Modified Following Business Day
                          Convention.


INITIAL INTEREST RATE:    TBD, December 5, 1997


FORM:                     Book-entry

